SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934






    Date of Report (Date of earliest event reported):  April 16, 1996


                      COCA-COLA ENTERPRISES INC.
       (Exact name of registrant as specified in its charter)





     Delaware                01-09300                    58-0503352
    (State of          (Commission File No.)           (IRS Employer
  Incorporation)                                    Identification No.)




              2500 Windy Ridge Parkway, Atlanta, Georgia 30339
      (Address of principal executive offices, including zip code)

                             (770) 989-3000
          (Registrant's telephone number, including area code)










                                                      Page 1 of 7 pages
                                                   Exhibit Index page 4

Item 5.   Other Events
- ------    ------------
          Coca-Cola Enterprises Inc. (the "Company") files herewith its unaudited Consolidated Statements of Operations and Balance Sheets, reporting the Company's results of operations and financial position for the first quarter of 1996, including a summary of key financial information.

Item 7.   Financial Statements and Exhibits
- ------    ---------------------------------
          (c) Exhibits.

           99 Consolidated Statements of Operations and Balance Sheets (unaudited) of the Company, reporting results of operations and financial position for the first quarter of 1996, including a summary of key financial information.

            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~
                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)


                                         /s/ LOWRY F. KLINE
Date: April 18, 1996                 By:-----------------------------
                                          Lowry F. Kline
                                          Senior Vice President
                                          and General Counsel

                         COCA-COLA ENTERPRISES INC.
                               EXHIBIT INDEX

Exhibit No.                                                        Page
- -----------                                                        ----

    99       Consolidated Statements of Operations and Balance       5
             Sheets (unaudited) of the Company, reporting results of operations and financial position for the first quarter of 1996, including a summary of key financial information.

                                                                  Exhibit 99
                       COCA-COLA ENTERPRISES INC                 Page 1 of 3
                CONSOLIDATED STATEMENTS OF OPERATIONS
             (Unaudited; In millions except per share data)

                                                       First Quarter
                                             ------------------------------
                                                                    Percent
                                             1996 (a)    1995 (b)   Change
                                             -------     -------    -------
Net Operating Revenues                       $ 1,600    $ 1,462        9%
Cost of Sales (c)                                970        901        8%
                                             -------    -------
Gross Profit                                     630        561       12%
Selling, General & Administrative Expenses       539        485       11%
                                             -------    -------
Operating Income                                  91         76       20%
Interest Expense - Net                            79         80       (1%)
Other Nonoperating Deductions - Net                -          -
Gain From Sale of Bottling Operations (d)          -          9
                                             -------    -------
Income Before Income Taxes                        12          5      140%
Income Tax Expense                                 5          2
                                             -------    -------
Net Income                                         7          3      133%
Preferred Stock Dividend Requirements              2          1
                                             -------    -------
Net Income (Loss) Applicable to Common
  Share Owners                               $     5    $     2      150%
                                             =======    =======
Average Common Shares Outstanding                126        129
                                             =======    =======
Net Income Per Common Share (e)              $  0.04    $  0.02      100%
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $    91    $    76       20%
  Depreciation                                    86         76       13%
  Amortization                                    50         45       11%
                                             -------    -------
Cash Operating Profit                        $   227    $   197       15%
                                             =======    =======

(a) First-quarter 1996 results include the operating results of Ouachita Coca-Cola Bottling Company from the date of acquisition, February 21, 1996.
(b) First-quarter 1995 results include the operating results of Wichita Coca-Cola Bottling Company from the date of acquisition, January 27, 1995.
(c) First-quarter 1996 cost of sales includes a favorable $10 million (approximately 5 cents per common share after tax) claims settlement from certain suppliers related to purchases made in previous years.
(d) First-quarter 1995 results include a gain from the sale of the Company's 50 percent ownership interest in The Coca-Cola Bottling Company of the Mid South (approximately 4 cents per common share after tax).
(e) Per share data calculated prior to rounding to millions.

                     COCA-COLA ENTERPRISES INC.               Exhibit 99
                    CONSOLIDATED BALANCE SHEETS              Page 2 of 3
           (Unaudited; In millions except per share data)

                                               March 29,       December 31,
                                                 1996              1995
                                               ---------       -----------
ASSETS
Current
Cash and cash equivalents                       $    16         $     8
Trade accounts receivable                           502             510
Inventories                                         274             225
Current deferred income taxes                       130             130
Prepaid expenses and other current assets           104             109
                                                -------         -------
  Total Current Assets                            1,026             982

Property, Plant and Equipment, net                2,092           2,069
Construction in progress                             96              89
                                                -------         -------
                                                  2,188           2,158
Franchise and Other Noncurrent Assets             6,364           5,924
                                                -------         -------
                                                $ 9,578         $ 9,064
                                                =======         =======
LIABILITES AND SHARE-OWNERS' EQUITY
Current
Accounts payable and accrued expenses           $   818         $   796
Current maturities of long-term debt                125              63
                                                -------         -------
Total Current Liabilites                            943             859
Long-Term Debt                                    4,356           4,138
Other Long-Term Obligations                         600             600
Deferred Income Taxes                             2,204           2,032
Share-Owners' Equity
  Preferred Stock                                   183              30
  Common stock                                      145             145
  Paid-in capital                                 1,356           1,346
  Reinvested earnings                               146             144
  Cumulative effect of currency translations         32              38
  Common stock in treasury                         (387)           (268)
                                                -------         -------
                                                  1,475           1,435
                                                -------         -------
                                                $ 9,578         $ 9,064
                                                =======         =======

                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary - Key Information              Page 3 of 3
                              (Unaudited)



            First Quarter                        Percent
                1996                             Change
- ------------------------------------            ---------

Cash Operating Profit
  Reported                                          15%
  Comparable*                                        8%
Volume
  Bottle/Can
    Reported                                    10 1/2%
    Constant Territory                           8 1/2%
  Fountain
    Reported                                     9 1/2%
    Constant Territory                               8%

Net Revenues Per Case - Bottle/Can               1 1/2%

Cost of Sales Per Case - Bottle/Can**                2%


                                            First Quarter  First Quarter
Earnings Per Share Reconciliation                1996           1995
- ----------------------------------          -------------  -------------

Reported Earnings Per Share                    $ 0.04         $ 0.02
Adjusted Earnings Per Share***                 $(0.01)        $(0.02)

* Comparable change reflects adjustments for certain acquisitions and one-time benefits, as considered appropriate, to identify underlying business trends.

** Bottle and can cost of sales per case excludes a favorable first quarter 1996 $10 million (5 cents per common share after tax) settlement from certain suppliers for purchases made in prior years.

***  Adjusted earnings per share exclude a favorable first quarter 1996
     $10 million (5 cents per common share after tax) claims settlement from certain suppliers for purchases made in prior years and the first-quarter 1995 gain of $9 million (4 cents per common share after tax) on the sale of the Company's interest in The Coca-Cola Bottling Company of Mid South.


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